DocuSign Envelope ID: 9B5F07E9-A667-43C4-98A5-0B8149B5CB89

ADT LLC Administrative Committee

Certificate of Committee Action

Pursuant to the authority granted to the Administrative Committee in accordance with the Administrative Committee Charter, which gives the Administrative Committee plan sponsor authority to adopt amendments to the retirement plans and programs sponsored by ADT LLC (the "Company"), so long as the aggregate cost with respect to each amendment that is adopted does not exceed $200,000, and by acting in their capacity as members of the Administrative Committee, the Administrative Committee hereby takes the following actions:

1. Adopt Amendment 2023-1 to the ADT LLC Supplemental Savings and Retirement Plan (the "SSRP"). Certify and adopt Amendment 2023-1 to the SSRP in substantially the same form as attached hereto as of the date set forth below to:

   (a) Limited Cashouts. Providing that accounts of terminated participants that, as of the first day of a plan year, have an aggregate balance of less than the applicable dollar amount under Section 402(g)(1)(B) of the Internal Revenue Code of 1986, as amended ($22,500 for 2023) when combined with amounts deferred in other "account balance plans", shall be paid in a single lump sum (together with amounts deferred in other account balance plans) on the payment date for such plan year.

Executed and effective as of the dates set forth below.

2/22/2023 | 9:27:56 AM PST	DocuSigned by: Brian Casey 31C78620CC33499...
Date	Brian Casey
	DocuSigned by: Dan Pikelny ...FD979B459...
Date	Dan Pikelny
	DocuSigned by: PeeyuShagarwal
Date	Peeyush Agarwal

DocuSign Envelope ID: 9B5F07E9-A667-43C4-98A5-0B8149B5CB89

AMENDMENT 2023-1
TO THE
ADT LLC SUPPLEMENTAL SAVINGS AND RETIREMENT PLAN

The ADT LLC Supplemental Savings and Retirement Plan, as amended and restated (the "SSRP"), is hereby amended as follows:

1. Section 8.3 (Cash-Out Payments) of the SSRP is hereby amended by adding the following to the end thereof:

> In addition, notwithstanding any election made under Section 8.1 or Section 8.2, if the total value of the Participant's Account as of the first day of any Plan Year following his or her Separation Date, when combined with all "account balance plans," as described in Section 8.10, is less than or equal to the applicable dollar amount under Section 402(g)(1)(B) of the Code as in effect for such Plan Year, then the Participant's Account and any other amount deferred under an "account balance plan" shall be paid to the Participant in one lump sum on the Payment Date for such Plan Year.

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